MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

                          Supplement dated May 11, 2000
                        to Prospectus dated July 27, 1999


     Effective May 15, 2000, the Fund will change its name to the Merrill Lynch U.S. High Yield Fund, Inc.

     Effective on or about May 11, 2000, the Fund also will do business as "Mercury U.S. High Yield Fund" in connection with sales of trust interests in qualified state tuition programs established pursuant to Section 529 of the Internal Revenue Code of 1986, as amended.

     The following information supersedes and replaces any contrary information contained in the Prospectus under the caption "Details About the Fund -- How the Fund Invests ":

     Effective May 31, 2000, the Fund will limit its investments in foreign securities to 10% of its assets. The Fund will limit its future investments in foreign securities to issuers, a majority of whose assets, or whose executive offices, are located in a country that is a member of the Organisation For Economic Co-operation and Development.

Code #19025-07-99